SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	January 12, 2004

ProLogis
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)
1-12846 74-2604728 (Commission File Number) (I.R.S. Employer Identification No.)
14100 East 35th Place, Aurora, Colorado 80011 (Address of Principal Executive Offices) (Zip Code)
(303) 375-9292
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.              Other Events and Required FD Disclosure.

            On January 12, 2004, ProLogis issued a press release announcing the redemption of its Series D Cumulative Redeemable Preferred Shares of Beneficial Interest. A copy of the press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

Item 7.              Financial Statements, Pro Forma Information and Exhibits.

            (c)        Exhibits.

            Exhibit No.               Document Description

            99.1                           Press Release dated January 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        PROLOGIS

Dated: January 12, 2004                                   By:       /s/ Walter C. Rakowich
                                                                                     Name:   Walter C. Rakowich
                                                                                    Title:     Managing Director and Chief
                                                                                                  Financial Officer

EXHIBIT INDEX

            Exhibit No.               Description

            99.1                           Press Release dated January 12, 2004